SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2004

GAMETECH INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23401	33-0612983

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Sandhill Road, Reno, Nevada 89521

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (775) 850-6000

GAMETECH INTERNATIONAL, INC.

FORM 8-K

CURRENT REPORT

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

99.1	Press Release of GameTech International, Inc. dated May 27, 2004, reporting the financial results of its second quarter of fiscal 2004 and its year-to-date results.

ITEM 12.    RESULTS OF OPERATION AND FINANCIAL CONDITION.

On May 27, 2004, GameTech International, Inc. issued a press release reporting its earnings for the second fiscal quarter during 2004. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this item 12.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2004	GAMETECH INTERNATIONAL, INC.

	By:	/s/ John Hewitt
John Hewitt
Chief Financial Officer

EXHIBIT INDEX

99.1     Press Release dated May 27, 2004.